                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      PROTEIN POLYMER TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                       PROTEIN POLYMER TECHNOLOGIES, INC.

                               ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 14, 1999

                               ---------------

To Our Stockholders:

       You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Protein Polymer Technologies, Inc., which will be held at the Company's executive offices, located at 10655 Sorrento Valley Road, San Diego, California, on Friday May 14, 1999 at 9:00 a.m. for the following purposes:

       (a) To elect a Board of eight Directors for the ensuing year;

       (b) To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 to 40,000,000;

       (c) To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999; and

       (d) To consider and act upon such other matters as may properly come before the meeting.

       The close of business on March 30, 1999 has been fixed as the record date for stockholders to receive notice of and to vote at the meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth on page 1 of the Proxy Statement and will not affect your right to vote in person in the event you attend the meeting.

                       By Order of the Board of Directors,


                         Philip J. Davis
                         Secretary

April 16, 1999

===============================================================================
WHETHER YOU ATTEND THE MEETING OR NOT, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. FOR THOSE ATTENDING THE MEETING, AMPLE PARKING WILL BE AVAILABLE.
===============================================================================

                      PROTEIN POLYMER TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 May 14, 1999

                               ---------------

                                PROXY STATEMENT

                                ---------------


       This Proxy Statement is furnished by Protein Polymer Technologies, Inc. (the "Company"), 10655 Sorrento Valley Road, San Diego, CA, 92121, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on Friday, May 14, 1999 at 9:00 a.m., or any adjournments or postponements thereof (the "Meeting"). The Board has fixed the close of business on March 30, 1999 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. As of March 19, 1999, there were 10,995,493 shares of the Company's Common Stock, $.01 par value (the "Common Stock") issued and outstanding.

       Any person giving a proxy has the right to revoke it before it is exercised. It may be revoked either by filing an instrument of revocation with the Secretary of the Company or by delivering at the Meeting a duly executed proxy bearing a later date. It also may be revoked by attending the Meeting and voting in person.

       All expenses incurred in connection with solicitation of the enclosed proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, telephone, telegraph or personal call. The Company has requested brokers and nominees who hold stock in their names to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

       The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to the Company's stockholders is April 15, 1999. A copy of the Company's Annual Report for the fiscal year ended December 31, 1998 accompanies this Proxy Statement.

Voting Rights

       Each share of Common Stock outstanding on the record date is entitled to one vote. The holders of Common Stock do not have the right to cumulate votes. An affirmative vote of a majority of the shares voted at the Meeting, by person or in proxy, is required for approval of each item being submitted to the stockholders for consideration, except for the proposal to amend the Company's certificate of incorporation, which must be approved by a majority of the outstanding shares of Common Stock. Proxies will be received and tabulated by the Company's transfer agent. Votes cast in person at the meeting will be tabulated by an election inspector appointed by the Company. Abstentions and "broker non-votes" are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

Common Stock Ownership

       The following table sets forth information as of March 19, 1999 with respect to (i) all persons known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) all Directors and nominees for Director,
(iii) each executive officer named below and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and named executive officers is the Company's address unless otherwise stated in the table below.


Name and Address                              Amount of Common Stock       Percent
of Beneficial Owner                            Beneficially Owned(1)(2)   of Class(1)(2)
------------------                             ------------------------   -------------

J. Thomas Parmeter(3)(4)(5).................                    651,777         5.83%
Philip J. Davis(3)(4)(6)....................                    522,345         4.68%
Brent R. Nicklas(3)(7)
  Lexington Partners, Inc.
  660 Madison Avenue, 23/rd/ Floor
  New York, New York 10021..................                    287,327         2.61%
Patricia J. Cornell(3)(8)(11)
  Taurus Advisory Group
  2 Landmark Square
  Stamford, Connecticut 06901...............                  5,029,348        37.33%
J. Paul Jones(3)(9).........................                     13,000            *
Johnson & Johnson Development Company(10)...                  1,648,933        14.06%
  One Johnson & Johnson Plaza
  New Brunswick, New Jersey  08933
Taurus Advisory Group (11)..................                  5,018,348        37.28%
  2 Landmark Square
  Stamford, Connecticut  06901
George R. Walker(3)(12).....................                    151,012         1.37%
Edward E. David, Ph.D.(3)(13)...............                     61,107            *
Edward J. Hartnett(3)(14)...................                     35,000            *
Patrick A. Gerschel(3)(15)..................                  1,705,000        13.42%
  c/o Gerschel & Co.
  720 Fifth Avenue
  New York, New York 10019
GBA Capital, LLC (16).......................                  1,700,000        13.39%
  c/o Gerschel & Co.
  720 Fifth Avenue
  New York, New York 10019
Joseph Cappello, Ph.D.(4)(17)...............                    174,866         1.58%
Franco A. Ferrari, Ph.D.(4)(18).............                    159,306         1.44%
John E. Flowers(4)(19)......................                    148,184         1.34%
Erwin R. Stedronsky, Ph.D.(4)(20)...........                    116,168         1.05%
Protein Fund (21)...........................                  1,400,000        11.29%
  c/o Williams Jones Associates
  717 Fifth Avenue, 24th Fl.
  New York, New York 10022
CPR (USA) Inc. (22).........................                    821,400         6.96%
  101 Hudson Street, Suite 3700
  Jersey City, New Jersey 07302
All Directors and Executive Officers
as a Group (14 persons)(23).................                  9,070,690        56.45%

------------------------------------

* Amount represents less than one percent of the Common Stock.

(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)  Director and Nominee for Director.
(4)  Executive Officer.
(5)  Includes (i) 120,000 shares subject to options exercisable within 60 days,
     (ii) 30,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and (iii) 40,000 shares issuable upon conversion of 500 shares of the Company's Series E Preferred Stock convertible within 60 days.
(6)  Includes (i) 32,000 shares subject to options exercisable within 60 days,
     (ii) 60,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and (iii) 80,000 shares issuable upon conversion of 1,000 shares of the Company's Series E Preferred Stock convertible within 60 days..
(7) Includes 149,179 shares of Common Stock held by Transitions Three, L.P. Mr. Nicklas became a general partner of this fund in December 1988, and may be deemed to be the beneficial owner of its shares. Mr. Nicklas disclaims such beneficial ownership. Also includes 28,000 shares subject to options exercisable within 60 days.
(8) Includes 10,000 shares subject to options exercisable within 60 days. Ms. Cornell is also a Vice President and Director of Taurus Advisory Group, and as such may be deemed to exercise investment power over shares held by Taurus Advisory Group. Ms. Cornell disclaims such beneficial ownership.
(9)  Includes 13,000 shares subject to options exercisable within 60 days.
(10) Includes 728,453 shares issuable upon conversion of 27,317 shares of the Company's Series D Preferred Stock and Series F Preferred Stock convertible within 60 days at an assumed conversion price of $3.75. The conversion price of each share of Series D Preferred Stock and Series F Preferred Stock is equal to $100 divided by the lesser of (i) $3.75 or (ii) the market price at the time of conversion.
(11) Includes (i) 2,551,098 shares held by clients of Taurus Advisory Group,
     (ii) 358,500 shares subject to warrants exercisable within 60 days held by clients of Taurus Advisory Group (which warrants were issued in connection with the Company's initial public offering of its Common Stock), (iii) 903,750 warrants exercisable within 60 days held by clients of Taurus Advisory Group (which warrants were issued in connection with the Company's Series E Preferred Stock) and (iv) 1,205,000 shares issuable upon conversion of 15,062.5 shares of the Company's Series E Preferred Stock convertible within 60 days. Taurus Advisory Group exercises investment power over such shares.
(12) Includes 25,000 shares subject to options exercisable within 60 days.
(13) Includes 35,000 shares subject to options exercisable within 60 days.
(14) Represents 35,000 shares subject to options exercisable within 60 days.
(15) Includes 5,000 shares subject to options exercisable within 60 days. Mr. Gerschel may be deemed to exercise investment power over shares held by GBA Capital, LLC. Mr. Gerschel disclaims such beneficial ownership.
(16) Includes (i) 900,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and
     (ii) 800,000 shares issuable upon conversion of 10,000 shares of the Company's Series E Preferred Stock convertible within 60 days.
(17) Includes 104,500 shares subject to options exercisable within 60 days.
(18) Includes 89,500 shares subject to options exercisable within 60 days.
(19) Includes 88,000 shares subject to options exercisable within 60 days.

(20) Includes 99,000 shares subject to options exercisable within 60 days.
(21) Includes (i) 600,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and
     (ii) 800,000 shares issuable upon conversion of 10,000 shares of the Company's Series E Preferred Stock convertible within 60 days.
(22) Includes (i) 390,000 warrants exercisable within 60 days (which warrants were issued in connection with the Company's Series E Preferred Stock) and
     (ii) 412,000 shares issuable upon conversion of 5,150 shares of the Company's Series E Preferred Stock convertible within 60 days.
(23) Includes 697,000 shares subject to options exercisable within 60 days, 2,252,250 shares subject to warrants convertible within 60 days, and 2,125,000 shares subject to preferred stock convertible within 60 days.

                             ELECTION OF DIRECTORS
                                (Proposal No. 1)

       At the Meeting, it is intended that the persons named in the proxy will vote for the election of the nine nominees listed below, each director to serve until the next annual meeting or until his or her successor is elected and qualified. All of the nominees are now members of the Board. The Board of Directors recommends a vote FOR the election of each of the nominees listed below. The persons named in the accompanying proxy intend to vote for the election of the nominees listed below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. If any nominee, for any reason currently unknown, cannot be a candidate for election, proxies will be voted for the election of a substitute recommended by the Board.

Information Concerning Nominees for Director

       The following information is furnished concerning the Company's nominees for director:

               Name                   Age        Position with the Company
               ----                   ---        -------------------------

     J. Thomas Parmeter                59         Chairman of the Board of Directors,
                                                  Chief Executive Officer and
                                                  President
     Edward E. David, Ph.D.(1)         73         Director
     George R. Walker (1)(2)(3)        74         Director
     Brent R. Nicklas (2)              51         Director
     Patricia J. Cornell (2)(3)        50         Director
     J. Paul Jones                     57         Director
     Philip J. Davis (3)               68         Director, Secretary
     Edward J. Hartnett (1)            67         Director
     Patrick A. Gerschel               53         Director
-----------------------

(1)   Member of the Stock Option and Compensation Committee of Board of
      Directors.
(2)   Member of the Audit Committee of Board of Directors.
(3)   Member of the Finance Committee of Board of Directors

       Mr. J. Thomas Parmeter has been the Company's President, Chief Executive Officer and Chairman of the Board of Directors since its inception in July 1988. He also served as its Chief Financial Officer from its inception until July 1992. From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation.

       Dr. Edward E. David has served as a Director of the Company since January 1989. Dr. David has been a private consultant since 1986. In addition, he is now a principal in the Washington Advisory Group, LLC, advisor to industry, universities and institutions. From 1977 to 1986, he was the President of Exxon Research and Engineering. From 1981 to 1988, Dr. David sat on the White House Science Council. Among his current responsibilities and affiliations, Dr. David is a Director of Intermagnetics General Corp., Spacehab, Inc., InterView, Inc., Acquasearch Inc., and is a life member of the Massachusetts Institute of Technology Corporation. Dr. David is also Chairman of the Company's Technical Advisory Group.

       Mr. George R. Walker has served as a Director of the Company since January 1989. Mr. Walker, retired since January 1985, was formerly the Vice President - Finance for Esso Europe, an operating division of the Exxon Corporation.

       Mr. Brent R. Nicklas has served as a director of the Company since September 1991. He is a Managing Director of LPNY Advisors, Inc., an affiliate of Lexington Partners, Inc., a venture capital and merchant banking firm ("Lexington"). From December 1988 to December 1993, Mr. Nicklas was a Managing Director of Lexington. From June 1976 to May 1988, Mr. Nicklas was with Merrill Lynch Capital Markets, most recently as Vice President of the Technology and Emerging Growth Group.

       Ms. Patricia J. Cornell, CFA, has served as vice president and director of Taurus Advisory Group, a registered investment adviser, since March 1984. From 1976 through 1984, Ms. Cornell held senior positions in portfolio management at Morris Offit Associates and Lionel D. Edie & Company. Although clients of Taurus Advisory Group hold significant amounts of the Company's Common Stock, Ms. Cornell does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Taurus Advisory Group.

       Mr. Philip J. Davis has been the Company's Secretary since January 1989. Mr. Davis has been a director of the Company since April 1994; he previously served as a director of the Company from January 1989 until October 1991. Mr. Davis has been a Senior Vice President with Donaldson, Lufkin & Jenrette since March 1994. He was formerly Director, Institutional Sales, at Merrill Lynch, Inc. (formerly Merrill Lynch Capital Markets) from February 1991 until March 1994, and had been a Vice President at Merrill Lynch, Inc. since 1986.

       Mr. Edward J. Hartnett has served as a director of the Company since March 1996. Mr. Hartnett, retired since January 1996, previously served as a Company Group Chairman for the Johnson & Johnson Company, a diversified drug and medical products company. Mr. Hartnett is a past president of the American Medical Manufacturers Association. Although Johnson & Johnson Development Company, an affiliate of Mr. Hartnett's previous employer (Johnson & Johnson Company), is a significant holder of the Company's Series D Preferred Stock, Series F Preferred Stock and Common Stock, Mr. Hartnett does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or Johnson & Johnson Company.

       Dr. J. Paul Jones has served as a director of the Company since May 1998. Mr. Jones, retired since January 1998, was previously with Procter & Gamble Company since 1969, most recently as its Vice President, Research & Product Development, OTC Health Care Products Worldwide, and was formerly a member of the Analgesics subcommittee of the American Society of Clinical Pharmacology and Toxicology.

       Mr. Patrick A. Gerschel has served as a director of the Company since July 1998. Mr. Gerschel has been Chairman of the investment firm of Gerschel & Company, Inc. since 1980. Although Gerschel & Company is an affiliate of GBA Capital, LLC, Mr. Gerschel does not serve as a member of the Board pursuant to any arrangement, agreement or understanding with either the Company or GBA Capital, LLC.

Committees and Compensation of the Board of Directors

       In 1998 the Company had standing Stock Option and Compensation, Audit, and Finance Committees. During the Company's last fiscal year, the Board of Directors held eight meetings. Each of Brent R. Nicklas and Patrick A. Gerschel attended less than 75% of the aggregate of all regular Board meetings. Mr. Nicklas and George R. Walker attended less than 75% of the aggregate of all meetings of the Audit Committee on which they served. Edward E. David attended less than 75% of the aggregate of all meetings of the Stock Option and Compensation Committee on which he served.

Stock Option and Compensation Committee

       The Stock Option and Compensation Committee met three times during the last fiscal year. During 1998, the Stock Option and Compensation Committee determined grants of stock options under, and administered, the 1989 and 1992 stock option plans of the Company, as well as its 1996 non-employee directors' stock option plan and employee stock purchase plan. The Stock Option and Compensation Committee also made recommendations to the Board on the annual salaries of all elected officers of the Company and made recommendations to the Board on compensation matters of the Company.

Audit Committee

     The Audit Committee met two times during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report.

Finance Committee

     The Finance Committee did not have any meetings during the last fiscal year. The Finance Committee reviews and makes recommendations concerning potential private financing transactions for the Company.

Directors' Compensation

     No directors received any cash compensation for their services as directors during the 1998 fiscal year. Edward E. David, Inc., of which Dr. David is the sole shareholder, received $16,000 during 1998 for Dr. David's services as Chairman of the Company's Technical Advisory Group. All directors were reimbursed for their out-of-pocket expenses in attending meetings of the Board or committees thereof.

     Outside directors may be granted options to purchase Common Stock under the Company's 1996 Non-Employee Directors' Stock Option Plan (the "1996 Option Plan"). Non-employee directors are currently granted options to purchase 5,000 shares of Common Stock of the Company upon their election to the Board and on the first business day in June of each calendar year. Such options are exercisable six months after the date of grant at a price equal to the fair market value of the Common Stock on the date of grant. During 1998, Ms. Cornell and each of Messrs. David, Davis, Gerschel, Hartnett, Jones, Nicklas and Walker received options to purchase 5,000 shares of Common Stock under the 1996 Option Plan at an exercise price of $1.19 per share.

                         APPROVAL OF AMENDMENT TO THE
                    COMPANY'S CERTIFICATE OF INCORPORATION
                               (Proposal No. 2)

       The Company is authorized to issue 25,000,000 shares of Common Stock. As of March 19, 1999, 10,995,493 shares of Common Stock were outstanding; an additional 13,031,320 shares were reserved for issuance (i) upon exercise of options granted or to be granted under the Company's stock option plans, (ii) upon exercise of other outstanding options or warrants, (iii) upon conversion of the Company's outstanding Series D Preferred Stock and Series F Preferred Stock, and (iv) upon conversion of the Company's outstanding Series E Preferred Stock.

       In the opinion of the Board of Directors, the number of unreserved shares of Common Stock available for issuance may be insufficient to meet future needs of the Company. For this reason, the Board has approved, and directed that it be submitted to the stockholders for approval, an amendment to Article IV of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 25,000,000 to 40,000,000 (the "Amendment").
Although the Company has no specific plans for the issuance of such additional shares, such shares could be issued in the future in connection with stock dividends, acquisitions, employee benefit plans or other corporate purposes. Authorized but unissued Common Stock will be subject to issuance as determined by the Company's Board of Directors without further action by the stockholders.

       The holders of Common Stock have full voting rights, as described under "Voting Rights" above. Shares of Common Stock are not convertible into other securities, are not subject to redemption or to any liability for further calls and are nonassessable. Stockholders have no preemptive or other rights to subscribe for the purchase of additional shares.

       The proposal to increase the number of authorized shares of Common Stock has been made to facilitate the Company's normal conduct of its business, and not in response to any existing or planned attempt to gain control of the Company known to the Company. However, if the Amendment is adopted, the Board will have the ability (to the extent consistent with its duty to the Company and its stockholders) to cause the Company to issue a substantial number of additional shares of Common Stock, without further action by the stockholders, for the purpose of discouraging takeover attempts by diluting the stock ownership and voting power of persons seeking to obtain control of the Company. In addition, to the extent the Amendment may discourage takeover attempts, it may make removal of the Company's Board of Directors and management more unlikely.

       The affirmative vote of the holders of a majority of the Company's outstanding Common Stock is required to adopt the Amendment.

       The Board of Directors recommends that stockholders vote "FOR" approval of the Amendment to increase the authorized number of shares of Common Stock.


                            APPOINTMENT OF AUDITORS
                                (Proposal No. 3)

       The firm of Ernst & Young LLP, independent auditors, has been the Company's independent auditors since the Company's inception in 1988 and has been selected by the Board of Directors to serve as its independent auditors for the fiscal year ending December 31, 1999.

       The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee are Ms. Cornell and Messrs. Walker and Nicklas.

       Professional services performed by Ernst & Young LLP for the fiscal year ended December 31, 1998 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

       The Audit Committee approved in advance or ratified each of the major professional services provided by Ernst & Young LLP and considered the possible effect of each such service on the independence of that firm.

       Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement, if they desire, and will be available to respond to appropriate questions during the Meeting.

       The Board of Directors recommends a vote FOR ratification.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table
                           --------------------------

       The following table shows for the periods indicated the compensation paid to or accrued to, or for the benefit of, each of the named executive officers of the Company for services rendered to the Company during 1998.

                                                                                   Restricted
                                                                   Other Annual       Stock      Securities
                                             Salary      Bonus     Compensation      Awards      Underlying
Name and Principal Position          Year      ($)        ($)           ($)            ($)        Options
--------------------------           ----   ---------   --------   -------------   -----------    -------
J. Thomas Parmeter                   1998   $190,000        -0-             -0-            -0-          -0-
   President, Chief Executive        1997   $180,000        -0-             -0-            -0-          -0-
   Officer and Chairman of the       1996   $150,000        -0-             -0-            -0-      200,000
   Board

Joseph Cappello, Ph.D.               1998   $124,500    $10,000             -0-         $8,594       25,000
   Vice President - Research         1997   $120,000        -0-             -0-            -0-       25,000
   and Development, Director-        1996   $108,000        -0-             -0-            -0-       35,000
   Polymer Research and Chief
   Technical Officer

Franco A. Ferrari, Ph.D.             1998   $116,850    $ 7,500             -0-         $6,446       20,000
   Vice President - Laboratory       1997   $114,000        -0-             -0-            -0-          -0-
   Operations and Polymer            1996   $105,000        -0-             -0-            -0-       30,000
   Productions, Director-
   Molecular Genetics


John E. Flowers                      1998   $114,800    $ 7,500             -0-         $6,446       20,000
   Vice President-Planning           1997   $112,000        -0-             -0-            -0-          -0-
   and Operations                    1996   $103,000        -0-             -0-            -0-       30,000


Erwin R. Stedronsky, Ph.D.           1998   $116,850    $ 8,750             -0-         $7,520       10,000
   Vice President-Product            1997   $114,000        -0-             -0-            -0-       25,000
   Formulation and Engineering,      1996   $103,000        -0-             -0-            -0-       35,000
   Director, Materials Science

                       Option Grants in Last Fiscal Year
                       ---------------------------------

     The following table provides information about the number of options granted to each of the named executive officers of the Company during the fiscal year ended December 31, 1998. No stock appreciation rights were granted to any executive officer during the last fiscal year.

                          Number of Securities    % of Total Options
                           Underlying Options    Granted to Employees      Exercise     Expiration
         Name                   Granted             in Fiscal Year       Price ($/sh)      Date
         ----                   -------             -------------        ------------       ----
J. Thomas                           -0-                  -0-%                   n/a           n/a
 Parmeter

Joseph Cappello,                 25,000                   11%                 $1.38        7/6/08
 Ph.D.

Franco A. Ferrari,               20,000                    9%                 $1.38        7/6/08
 Ph.D.

John E. Flowers                  20,000                    9%                 $1.38        7/6/08

Erwin R. Stedronsky,             10,000                    4%                 $1.38        7/6/08
Ph.D.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value
--------------------------------------------------------------------------------

     The following table provides information about the number of unexercised options held by each of the named executive officers of the Company at December 31, 1998. None of the executive officers exercised options during the fiscal year. The Company has not granted stock appreciation rights to any named executive officer.

                       Shares
                      Acquired                 Number of Securities          Value of Unexercised
                         on       Value       Underlying Unexercised         In-the-Money Options
Name                  Exercise   Realized   Options at Fiscal Year End       At Fiscal Year End /1/
----                  --------   --------   ---------------------------      ---------------------

                                            Exercisable   Unexercisable   Exercisable   Unexercisable
                                            -----------   -------------   -----------   -------------
J. Thomas                  -0-        -0-        80,000         120,000       $     0          $    0
 Parmeter
Joseph Cappello,           -0-        -0-        99,500          73,000       $44,115          $4,410
 Ph.D.
Franco A.                  -0-        -0-        89,500          43,000       $42,225          $3,150
 Ferrari, Ph.D.
John E. Flowers            -0-        -0-        88,000          42,000       $28,780          $2,520
Erwin R.                   -0-        -0-        94,000          61,000       $19,240          $6,490
 Stedronsky,
 Ph.D.

---------------------------


(1)  calculated using the closing price of $1.25 per share as of December 31,
1998

       The Company does not have a defined benefit or actuarial pension plan. The Company does not have a long-term incentive plan and did not make any long term awards in 1998.

Employment Agreements

       As of November 1, 1996, the Company entered into three-year employment agreements with certain of its officers. As permitted by these agreements, on July 7, 1998, the Compensation Committee of the Board determined that sufficient progress had been made by the Company to warrant an increase specified in the agreements in the stated annual salary of these officers. As of July 1, 1998, the agreement with: Mr. Parmeter (provides for an annual salary of $200,000, a term life insurance policy in the amount of $250,000 and certain other benefits); Mr. Flowers (provides for an annual salary of $117,600 and certain other benefits); Dr. Cappello (provides for an annual salary of $129,000 and certain other benefits); Dr. Ferrari (provides for an annual salary of $119,700 and certain other benefits); and Dr. Stedronsky (provides for an annual salary of $119,700 and certain other benefits).

Compliance with Section 16(a) of the Securities Exchange Act of 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16 Participants"), to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of such forms furnished to the Company, or written representations that no such forms were required, the Company believes that during 1998 all Section 16 Participants complied with all applicable Section 16(a) filing requirements, except for the inadvertent failure of certain officers of the Company to file with respect to certain acquisitions on Forms 4 and timely filing of Form 5, which Forms 5 covering all such transactions were filed on March 19, 1999. The required information with respect to such inadvertent failures is as follows: Joseph Capello and Franco Ferrari each respectively failed to file three Forms 4 covering five acquisitions and filed their Forms 5 late covering all such transactions as well as three transactions exempt from reporting on Form 4; John Flowers failed to file one Form 4 covering one acquisition and filed his Form 5 late covering such transaction as well as three transactions exempt from reporting on Form 4; Erwin Stedronsky failed to file three Forms 4 covering three acquisitions and filed his Form 5 late covering such transactions as well as one acquisition exempt from reporting on Form 4; and Janis Neves filed her Form 5 late covering four transactions exempt from reporting on Form 4.

Affiliate Transactions

       In February 1997, the Compensation Committee approved a loan of up to $250,000, of which a loan of $140,000 was made at a rate of 8% per annum, to Mr. Parmeter, secured by a pledge of stock, solely to meet his tax obligations arising from the exercise of a stock option. In February 1999, the Stock Option and Compensation Committee extended the term of the loan until February 2000. The Company does not anticipate seeking stockholder ratification of the loan to Mr. Parmeter.

                                 OTHER MATTERS

       Management knows of no other business to be presented at the annual meeting. If other matters do properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                            STOCKHOLDER INFORMATION

       ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE 1998 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 10655 SORRENTO VALLEY ROAD, SAN DIEGO, CALIFORNIA 92121, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                             STOCKHOLDER PROPOSALS

       Proposals by stockholders to be presented at the Company's 2000 annual meeting must be received by the Company no later than 120 days prior to April 16, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting.


                            By Order of the Board of Directors,



                            PHILIP J. DAVIS
                            Secretary
Dated: April 16, 1999

                      PROTEIN POLYMER TECHNOLOGIES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 14, 1999

       J. Thomas Parmeter and Philip J. Davis, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of Common Stock of Protein Polymer Technologies, Inc. held of record by the undersigned on March 30, 1999, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 14, 1999, and at any adjournment or postponement thereof, as if the undersigned were present and voting at the meeting.

       Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

       The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR all proposals.

       The Board of Directors recommends a vote FOR each of the nominees named in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS:         1) J. Thomas Parmeter, 2) Edward E. David, 3) George R. Walker 4)
                               Brent R. Nicklas, 5) Patricia J. Cornell, 6) J. Paul Jones,
                               7) Philip J. Davis, 8) Edward J. Hartnett, 9) Patrick A. Gerschel

                                  [ ]    For All Nominees    [ ]   Withhold All Nominees

       To withhold authority to vote for any individual nominee(s), write the nominee's names on the space(s) provided below:

________________________________________________________________________________

PROPOSAL NO. 2:
APPROVAL OF AMENDMENT TO                FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT             FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
OF ERNST & YOUNG LLP AS
INDEPENDENT AUDITORS.

Dated___________________, 1999          _____________________________________
                                        Signature

Dated___________________, 1999          _____________________________________
                                        Signature if held jointly

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS